BRANDES INSTITUTIONAL GLOBAL EQUITY FUND
BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND
BRANDES INSTITUTIONAL EMERGING MARKETS FUND

Supplement dated April 26, 2011 to
Statement of Additional Information
dated January 31, 2011

Effective immediately, the following disclosure has been inserted on page B-10 of the Brandes Funds’ Statement of Additional Information with respect to the Brandes Institutional Global Equity Fund, Brandes Institutional International Fund and Brandes Institutional Emerging Markets Fund.

Participatory Notes
The Global Equity, International and Emerging Markets Funds may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange.  Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter.  Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities.  In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund.  Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and each Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.  There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Please retain this Supplement with the Statement of Additional Information.